UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

AssetMark Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38980	30-0774039
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1655 Grant Street, 10th Floor
Concord, California	94520
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 521-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	AMK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 25, 2022, AssetMark Financial Holdings, Inc. (the “Company”), as borrower, entered into an amendment (the “ESG Amendment”) to that certain Amended and Restated Credit Agreement dated January 12, 2022 (the “Credit Agreement”) with Bank of Montreal, as sustainability coordinator, solely for the purpose of incorporating key performance indicators (“KPIs”) and environmental, social and governance pricing provisions into the Credit Agreement.

The ESG Amendment provides for up to (i) 0.05% positive or negative adjustments to the applicable margin and (ii) 0.01% positive or negative adjustments to the commitment fee, in each case, based on the Company’s performance against the KPIs, and includes customary affirmative covenants and representations and warranties with respect to the KPIs. Except as explicitly modified by the ESG Amendment, the Credit Agreement remains in full force and effect.

The foregoing description of the terms of the ESG Amendment is not a complete description thereof and is qualified in its entirety by the full text of such amendment which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 on this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) – Exhibits

Exhibit Number	Description of Exhibit

10.1	ESG Amendment, dated as of October 25, 2022 by and between AssetMark Financial Holdings, Inc. and Bank of Montreal, as the Sustainability Coordinator.[1]
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

[1]

Portions of this exhibit have been omitted as the registrant has determined that (i) the omitted information is not material and (ii) the omitted information is of the type that the registrant customarily and actually treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.

Date: November 10, 2022	/s/ Gary Zyla
Gary Zyla
Chief Financial Officer

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